      As filed with the Securities and Exchange Commission on January 22, 2002
                                          REGISTRATION STATEMENT NO. 333-91255
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ----------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 8 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    ----------------------------------------


                          BEACON CAPITAL PARTNERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MARYLAND                                  04-3403281
    (STATE OF INCORPORATION)             (I.R.S. EMPLOYER IDENTIFICATION NO.)


                         ONE FEDERAL STREET, 26TH FLOOR
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 457-0400
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                    ----------------------------------------
                                ALAN M. LEVENTHAL
                             CHIEF EXECUTIVE OFFICER
                                       AND
                              WILLIAM A. BONN, ESQ.
                                 GENERAL COUNSEL
                          BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 457-0400
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                    ----------------------------------------

                                  With copy to:
                             GILBERT G. MENNA, P.C.
                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                        BOSTON, MASSACHUSETTS 02109-2881
                                 (617) 570-1000
                    ----------------------------------------

         On November 18, 1999, the Registrant registered 20,394,843 shares of its common stock, par value $0.01 per share, for resale by stockholders of Beacon Capital Partners, Inc. (the "Selling Stockholders") pursuant to a Registration Statement on Form S-3 (File No. 333-91255) (the "Registration Statement"). As the Registrant's obligations to the Selling Stockholders have been fulfilled, the Registrant files this Post-Effective Amendment No. 8 to the Registration Statement to deregister the shares registered under the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post- Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on January 22, 2002.

                                     BEACON CAPITAL PARTNERS, INC.


                                     By: /s/ Lionel P. Fortin
                                         Lionel P. Fortin
                                         President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURE                           TITLE                               DATE
           *                            Chairman of the Board and Chief
------------------------------          Executive Officer
   ALAN M. LEVENTHAL


  /s/ Lionel P. Fortin                  President and Chief Operating Officer   January 22, 2002
------------------------------
    LIONEL P. FORTIN


           *                            Senior Vice President and Chief
------------------------------          Financial Officer
    RANDY J. PARKER


           *                            Director
------------------------------
   STEPHEN T. CLARK


           *                            Director
------------------------------
   ROBERT M. MELZER


           *                            Director
------------------------------
    STEVEN SHULMAN


           *                            Director
------------------------------
  SCOTT M. SPERLING


*By: /s/ Lionel P. Fortin                                                     January 22, 2002
     -------------------------
         LIONEL P. FORTIN,
         ATTORNEY-IN-FACT
